Exhibit 10.12.2

THIRD AMENDMENT

TO THE PARTICIPATION AGREEMENT

THIS THIRD AMENDMENT TO THE PARTICIPATION AGREEMENT (this Third Amendment”) is entered into as of this 28th day of May, 2010 (“Third Amendment Effective Date”) by and between BG Medicine, Inc. (“BGM”) and Merck Sharp & Dohme Corp., formerly Merck & Co., Inc., (“Participant”) and amends that certain PARTICIPATION AGREEMENT between BGM and Participant, dated July 28, 2006, as amended by that AMENDMENT TO THE PARTICPATION AGREEMENT effective October 10, 2006 (the “First Amendment”) and AMENDMENT effective June 14, 2007 (the “Second Amendment”), (such agreement as so twice amended, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings given them in the Agreement.

WHEREAS, BGM and Participant wish to amend the Agreement to provide for additional funding for the HRP Initiative, to extend the term of the Participant's participation therein, to provide timely transfer of Data and to delete the Second Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree on the following items as follows:

1.	The Second Amendment is hereby deleted in its entirety.

2.	Section 4.1 Reports; Data. shall be amended by deleting the last sentence in its entirety and replacing it with the following:

BGM shall also provide each Participant with copies of electronic files containing the Data as soon as practicable following analysis and reporting of a Program Activity, but in no event less than six (6) months following analysis.

3.	Section 7.1 Term shall be amended by deleting the last sentence in its entirety and replacing it with the following:

This Agreement shall commence on the Effective Date and expire on the first to occur of: (i) the completion of the HRP Initiative and (ii) December 31, 2014.

4.	The following shall be added to the Agreement as Section 6.3 Renewal Payment.

In addition to the Participation Payments provided by Participant under the Agreement, Participant shall pay BGM [***] dollars (US$[***]) (the “Renewal Payment”).The Renewal Payment shall be deemed a Participation Payment for all purposes of the Agreement. Such Renewal Payment shall be made in two (2) [***] tranches, the first payment of [***] dollars (US$[***]) due within [***] ([***]) days of the Renewal Notice, as defined below, and receipt of an invoice by Participant from BGM and the second payment of [***] dollars (US$[***]) due within [***] ([***]) days of December 17, 2010 and receipt of an invoice by Participant from BGM.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.	The following shall be added to the Agreement as Section 6.4 Effectiveness Contingent on Additional Participant.

Items 3 and 4 above of this Third Amendment, regarding Sections 7.1 Term and 6.3 Renewal Payment, shall come into effective only upon written notice to the Participant by BGM that BGM and at least one other Participant have executed an amendment to the Agreement on substantially the same material terms hereof, (the “Renewal Notice”) and that BGM is otherwise satisfied, in its sole discretion, that the Renewal Payments are adequate to justify extending the term of the Agreement and continue the HRP Initiative. If BGM does not provide the Renewal Notice to the Participant on or before July 30, 2010, the change to the term in Section 7.1 Term and the addition of Section 6.3 Renewal Payment under this Third Amendment shall not take effect and shall be null and void ab initio.

6.	Priorities for Research Activities and Budget. Participant shall prioritize the remaining HRP research activities outlined in Exhibit A, attached hereto, for funding using the proceeds of the Renewal Payment; provided, however, that if the HRP Initiative obtains funding in addition to that provided for in this Third Amendment and the amendments to the other Participation Agreements contemplated hereby, or if other material developments occur, BGM, with the approval of the JSC, shall be entitled to modify such budget and research priorities in its reasonable discretion.

7.	No Further Amendments. Except as provided in this Third Amendment, the Participation Agreement shall remain in full force and effect.

8.	Counterparts. This Third Amendment may be executed in one or more counterparts, (facsimile and electronic transmission included) each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. After facsimile or electronic transmission, the Parties agree to exchange documents with original signatures.

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to the Participation Agreement as of the Third Amendment Effective Date.

MERCK SHARP & DOHME CORP.

By:	/s/ Gary A. Herman

Name:	Gary A. Herman

Title:	Vice President

BG MEDICINE, INC.

By:	/s/ Pieter Muntendam

Name:	Pieter Muntendam

Title:	President and CEO

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A

Merck Prioritization of HRP Objectives

OBJECTIVE	Merck
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Biolmage: Imaging/Blood Core Lab Analyses:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
HRP Operations:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.